Exhibit 99.2O

                      Neighborhood Connections, Inc.
                      (A Development Stage Company)

                             Balance Sheet
                                 as of
                           December 31, 2003

                                  and

                        Statement of Operations,
                  Changes in Stockholders' Equity, and
                              Cash Flows
                          For the year ended
                          December 31, 2003
                                  and
                            for the Period
                 September 18, 2002 (Date of Inception)
                                through
                           December 31, 2003

                                 and

    Unaudited Pro Forma Combined Financial Statements with JCG, Inc.

                           TABLE OF CONTENTS
                           -----------------


                                                                    PAGE
                                                                    ----
Independent Auditors Report                                         F-1
Balance Sheet                                                       F-2
Statement of Operations                                             F-3
Statement of Changes in Stockholders' Equity                        F-4
Statement of Cash Flows                                             F-5
Footnotes                                                           F-6-11
Unaudited Pro Forma Combined Financial Statements                   F-12
Unaudited Pro Forma Combined Balance Sheet                          F-13
Unaudited Pro Forma Combined Statements of Operations               F-14
Footnote                                                            F-15




Beckstead and Watts, LLP
----------------------------
Certified Public Accountants
                                                         3340 Wynn Road, Ste. B
                                                            Las Vegas, NV 89102
                                                                   702.257.1984
                                                             702.362.0540 (fax)

                        INDEPENDENT AUDITORS' REPORT

Board of Directors
Neighborhood Connections, Inc.
Las Vegas, NV


We have audited the Balance Sheet of Neighborhood Connections, Inc. (the "Company")(A Development Stage Company), as of December 31, 2003, and the related Statement of Operations, Stockholders' Equity, and Cash Flows for the year ended December 31, 2003, the period September 18, 2002 (Date of Inception) to December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement presentation. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Neighborhood Connections, Inc. (A Development Stage Company) as of December 31, 2003, and the results of its operations and cash flows for the year ended December 31, 2003, the period September 18, 2002 (Date of Inception) to December 31, 2002 and the period September 18, 2002 (Date of Inception) to December 31, 2003, in conformity with generally accepted accounting principles in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has had limited operations and have not commenced planned principal operations. This raises substantial doubt about is ability to continue as a going concern. Management's plan is regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

January 16, 2004

/s/ Beckstead and Watts, LLP
----------------------------
Beckstead and Watts, LLP

                        Neighborhood Connections, Inc.
                        (a Development Stage Company)
                                Balance Sheet



Balance Sheet


                                                                 December 31,
                                                                     2003
                                                                 ------------
Assets

Current assets:
   Cash and equivalents                                          $     4,648
                                                                 ------------
     Total current assets                                              4,648
                                                                 ------------
                                                                 $     4,648
                                                                 ============


Liabilities and Stockholders' Equity

Current liabilities:                                                       -
                                                                 ------------

Stockholders' (Deficit):
   Series A preferred stock, $0.001 par value, 5,000,000
     shares authorized, zero shares issued and outstanding                 -
   Series B preferred stock, $0.001 par value, 5,000,000
     shares authorized, zero shares issued and outstanding                 -
   Series C preferred stock, $0.001 par value, 5,000,000
     shares authorized, zero shares issued and outstanding                 -
   Common stock, $0.001 par value, 60,000,000 shares
     authorized, 6,420,000 shares issued and outstanding               6,420
   Additional paid-in capital                                         12,780
   (Deficit) accumulated during development stage                    (14,552)
                                                                 ------------
                                                                       4,648
                                                                 ------------
                                                                 $     4,648
                                                                 ============

  The accompanying Notes are an integral part of these financial statements.

                          Neighborhood Connections, Inc.
                          (a Development Stage Company)
                             Statement of Operations
                       For the Year Ended December 31, 2003,
        For the Period September 18, 2002 (Inception) to December 31, 2002,
       and For the Period September 18, 2002 (Inception) to December 31, 2003



Statement of Operations


                                         September 18, 2002  September 18, 2002
                     For the year ended    (Inception) to      (Inception) to
                        December 31,        December 31,        December 31,
                            2003                2002                2003
                     ------------------  ------------------  ------------------
Revenue              $           1,050   $               -   $           1,050
                     ------------------  ------------------  ------------------

Expenses:
 Organizational costs            1,311                 510               1,821
 General and
  administrative
  expenses - related
  party                              -               2,000               2,000
 General and
  administrative
  expenses                      11,564                 217              11,781
                     ------------------  ------------------  ------------------

Net (loss)           $         (11,825)  $          (2,727)  $         (14,552)
                     ==================  ==================  ==================

Weighted average
 number of common
 shares outstanding          5,624,579           5,000,000
                     ==================  ==================

Net (loss) per share $           (0.00)  $           (0.00)
                     ==================  ==================

  The accompanying Notes are an integral part of these financial statements.

                         Neighborhood Connections, Inc.
                         (a Development Stage Company)
                 Statements of Changes in Stockholders' Equity
          September 18, 2002 (Date of Inception) to December 31, 2003



Statements of Changes in Stockholders' Equity


                                                      (Deficit)
                                                     Accumulated
                         Common Stock    Additional    During        Total
                       -----------------   Paid-in   Development  Stockholders'
                         Shares  Amount    Capital      Stage        Equity
                       --------- ------- ----------  -----------  -------------
September 2002
 Founders shares
 issued for cash       5,000,000 $ 5,000 $        -  $         -  $      5,000

Net (loss), Sep. 18,
 2002 (inception) to
 December 31, 2002                                        (2,727)       (2,727)
                       --------- ------- ----------  ------------ -------------
Balance, Dec. 31, 2002 5,000,000   5,000          -       (2,727)        2,273

June 2003
 Shares issued for cash
 pursuant to Rule 504
 offering              1,420,000   1,420     12,780                     14,200

Net (loss), for the
 year ended Dec. 31,
 2003                                                    (11,825)      (11,825)
                       --------- ------- ----------  ------------ -------------
Balance, Dec. 31, 2003 6,420,000 $ 6,420 $   12,780  $   (14,552) $      4,648
                       ========= ======= ==========  ============ =============

  The accompanying Notes are an integral part of these financial statements.

                          Neighborhood Connections, Inc.
                          (a Development Stage Company)
                             Statement of Cash Flows
                       For the Year Ended December 31, 2003,
        For the Period September 18, 2002 (Inception) to December 31, 2002,
       and For the Period September 18, 2002 (Inception) to December 31, 2003


Statement of Cash Flows
                                         September 18, 2002  September 18, 2002
                     For the year ended    (Inception) to      (Inception) to
                        December 31,        December 31,        December 31,
                            2003                2002                2003
                     ------------------  ------------------  ------------------
Cash flows from
operating activities
 Net (loss)          $         (11,825)  $          (2,727)  $         (14,552)
 Adjustments to
  reconcile net (loss)
  to net cash (used)
  by operating
  activities:
                     ------------------  ------------------  ------------------
Net cash (used) by
 operating activities          (11,825)             (2,727)            (14,552)
                     ------------------  ------------------  ------------------

Cash flows from
investing activities
 Net cash used by
 investing activities                -                   -                   -
                     ------------------  ------------------  ------------------

Cash flows from
financing activities
 Issuance of common
 stock                          14,200               5,000              19,200
                     ------------------  ------------------  ------------------
Net cash provided by
financing activities            14,200               5,000              19,200
                     ------------------  ------------------  ------------------

Net increase in cash             2,375               2,273               4,648
Cash - beginning                 2,273                   -                   -
                     ------------------  ------------------  ------------------
Cash - ending        $           4,648   $           2,273   $           4,648
                     ==================  ==================  ==================

  The accompanying Notes are an integral part of these financial statements.

                        Neighborhood Connections, Inc.
                         (A Development Stage Company)
                                     Notes

Note 1 - Significant accounting policies and procedures

Organization
------------
The Company was organized September 18, 2002 (Date of Inception) under the laws of the State of Nevada, as Neighborhood Connections, Inc.

The Company has limited operations, and in accordance with SFAS #7, the Company is considered a development stage company.

Estimates
---------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Cash and cash equivalents
-------------------------

The Company maintains a cash balance in a non-interest-bearing account that currently does not exceed federally insured limits. For the purpose of the statements of cash flows, all highly liquid investments with an original maturity of three months or less are considered to be cash equivalents.


Revenue recognition
-------------------

The Company recognizes revenue on an accrual basis as it invoices for services.

Reporting on the costs of start-up activities
---------------------------------------------

Statement of Position 98-5 (SOP 98-5), "Reporting on the Costs of Start-Up Activities," which provides guidance on the financial reporting of start-up costs and organizational costs, requires most costs of start-up activities and organizational costs to be expensed as incurred. SOP 98-5 is effective for fiscal years beginning after December 15, 1998. With the adoption of SOP 98-5, there has been little or no effect on the Company's financial statements.

                        Neighborhood Connections, Inc.
                         (A Development Stage Company)
                                     Notes

Loss per Share
--------------

Net loss per share is provided in accordance with Statement of Financial Accounting Standards No. 128 (SFAS #128) "Earnings Per Share". Basic loss per share is computed by dividing losses available to common stockholders by the weighted average number of common shares outstanding during the period. The Company had no dilutive common stock equivalents, such as stock options or warrants as of December 31, 2003.

Advertising Costs
-----------------

The Company expenses all costs of advertising as incurred. There were no advertising costs included in selling, general and administrative expenses for the year ended December 31, 2003.

Fair value of financial instruments
-----------------------------------

Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of December 31, 2003. The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values. These financial instruments include cash and accounts payable. Fair values were assumed to approximate carrying values for cash and payables because they are short term in nature and their carrying amounts approximate fair values or they are payable on demand.

Impairment of long lived assets
-------------------------------

Long lived assets held and used by the Company are reviewed for possible impairment whenever events or circumstances indicate the carrying amount of an asset may not be recoverable or is impaired. No such impairments have been identified by management at December 31, 2003.

Segment reporting
-----------------

The Company follows Statement of Financial Accounting Standards No. 130, "Disclosures About Segments of an Enterprise and Related Information". The Company operates as a single segment and will evaluate additional segment disclosure requirements as it expands its operations.

                        Neighborhood Connections, Inc.
                         (A Development Stage Company)
                                     Notes


Dividends
---------

The Company has not yet adopted any policy regarding payment of dividends. No dividends have been paid or declared since inception.

Income taxes
------------

The Company follows Statement of Financial Accounting Standard No. 109, "Accounting for Income Taxes" ("SFAS No. 109") for recording the provision for income taxes. Deferred tax assets and liabilities are computed based upon the difference between the financial statement and income tax basis of assets and liabilities using the enacted marginal tax rate applicable when the related asset or liability is expected to be realized or settled. Deferred income tax expenses or benefits are based on the changes in the asset or liability each period. If available evidence suggests that it is more likely than not that some portion or all of the deferred tax assets will not be realized, a valuation allowance is required to reduce the deferred tax assets to the amount that is more likely than not to be realized. Future changes in such valuation allowance are included in the provision for deferred income taxes in the period of change.

Deferred income taxes may arise from temporary differences resulting from income and expense items reported for financial accounting and tax purposes in different periods. Deferred taxes are classified as current or non-current, depending on the classification of assets and liabilities to which they relate. Deferred taxes arising from temporary differences that are not related to an asset or liability are classified as current or non-current depending on the periods in which the temporary differences are expected to reverse.

Recent pronouncements
---------------------

In July 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities", which addresses financial accounting and reporting for costs associated with exit or disposal activities and supersedes EITF No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)." SFAS No. 146 requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred. Under EITF No. 94-3, a liability for an exit cost was recognized at the date of an entity's commitment to an exit plan. SFAS No. 146 also establishes that the liability should initially be measured and recorded at fair value. The provisions of SFAS No. 146 will be adopted for exit or disposal activities that are initiated after December 31, 2003.

                        Neighborhood Connections, Inc.
                         (A Development Stage Company)
                                     Notes

In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation-Transition and Disclosure-an amendment of SFAS No. 123." This Statement amends SFAS No. 123, "Accounting for Stock-Based Compensation", to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this statement amends the disclosure requirements of SFAS No. 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. The adoption of SFAS No. 148 is not expected to have a material impact on the company's financial position or results of operations.

In November 2002, the FASB issued FASB Interpretation ("FIN") No. 45, "Guarantors Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees and Indebtedness of Others", an interpretation of FIN No. 5, 57 and 107, and rescission of F1N No. 34, `Disclosure of indirect Guarantees of indebtedness of Others". FIN 45 elaborates on the disclosures to be made by the guarantor in its interim and annual financial statements about its obligations under certain guarantees that it has issued. It also requires that a guarantor recognize, at the inception of a guarantee, a liability for the fair value of the obligation undertaken in issuing the guarantee. The initial recognition and measurement provisions of this interpretation are applicable on a prospective basis to guarantees issued or modified after June 30, 2003; while, the provisions of the disclosure requirements are effective for financial statements of interim or annual periods ending after December 15, 2002. The company believes that the adoption of such interpretation will not have a material impact on its financial position or results of operations and will adopt such interpretation during fiscal year 2003, as required.

In January 2003, the FASB issued FIN No. 46, "Consolidation of Variable Interest Entities", an interpretation of Accounting Research Bulletin No. 51. FIN No. 46 requires that variable interest entities be consolidated by a company if that company is subject to a majority of the risk of loss from the variable interest entity's activities or is entitled to receive a majority of the entity's residual returns or both. FIN No. 46 also requires disclosures about variable interest entities that companies are not required to consolidate but in which a company has a significant variable interest. The consolidation requirements of FIN No. 46 will apply immediately to variable interest entities created after January 31, 2003. The consolidation requirements will apply to entities established prior to January 31, 2003 in the first fiscal year or interim period beginning after June 15, 2003. The disclosure requirements will apply in all financial statements issued after January 31, 2003. The company adopted the provisions of FIN No. 46 during the first quarter of fiscal 2003.

Year-end
--------

The Company has selected December 31 as its year-end.

                        Neighborhood Connections, Inc.
                         (A Development Stage Company)
                                     Notes
Note 2 - Going concern

These financial statements have been prepared in accordance with generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and the satisfaction of liabilities and commitments in the normal course of business. As of December 31, 2003, the Company has not recognized revenue to date and has accumulated operating losses of approximately $14,552 since inception. The Company's ability to continue as a going concern is contingent upon the successful completion of additional financing arrangements and its ability to achieve and maintain profitable operations. Management plans to raise equity capital to finance the operating and capital requirements of the Company. Amounts raised will be used to further development of the Company's products, to provide financing for marketing and promotion, to secure additional property and equipment, and for other working capital purposes. While the Company is expending its best efforts to achieve the above plans, there is no assurance that any such activity will generate funds that will be available for operations.

These conditions raise substantial doubt about the Company's ability to continue as a going concern. These financial statements do not include any adjustments that might arise from this uncertainty.

Note 3 - Income taxes

The Company accounts for income taxes under Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("SFAS No. 109"), which requires use of the liability method. SFAS No. 109 provides that deferred tax assets and liabilities are recorded based on the differences between the tax bases of assets and liabilities and their carrying amounts for financial reporting purposes, referred to as temporary differences. Deferred tax assets and liabilities at the end of each period are determined using the currently enacted tax rates applied to taxable income in the periods in which the deferred tax assets and liabilities are expected to be settled or realized.

The provision for income taxes differs from the amount computed by applying the statutory federal income tax rate to income before provision for income taxes. The sources and tax effects of the differences are as follows:

               U.S federal statutory rate       (34.0%)
               Valuation reserve                 34.0%
                                                -------
               Total                                -%
                                                =======


As of December 31, 2003, the Company has a net operating loss carryforward of approximately $14,552 for tax purposes, which will be available to offset future taxable income. If not used, this carryforward will expire in 2023. The deferred tax asset relating to the operating loss carryforward has been fully reserved.

                        Neighborhood Connections, Inc.
                         (A Development Stage Company)
                                     Notes

Note 4 - Related party transactions

During the year ended December 31, 2003, the Company paid $2,000 to the Company's sole shareholder for accounting services.

The Company does not lease or rent any property. Office services are provided without charge by a director. Such costs are immaterial to the financial statements and, accordingly, have not been reflected therein. The officers and directors of the Company are involved in other business activities and may, in the future, become involved in other business opportunities. If a specific business opportunity becomes available, such persons may face a conflict in selecting between the Company and their other business interests. The Company has not formulated a policy for the resolution of such conflicts.

Note 5 - Stockholders' Equity

The Company is authorized to issue 60,000,000 shares of its $0.001 par value common stock, 5,000,000 shares of its $0.O01 par value Series A preferred stock, 5,000,000 shares of its $0.001 par value Series B preferred stock, and 5,000,000 shares of its $0.001 par value Series C preferred shares.

On September 18, 2002, the Company issued 5,000,000 shares of its $.001 par value common stock to its founder for cash of $5,000.

During June 2003, the Company issued 1,420,000 shares of its $.001 par value common stock pursuant to Regulation D, Rule 504 of the Securities Act of 1933. The Company received the proceeds of $14,200 from the public offering.

There have been no other issuances of common stock.

Note 6 - Warrants and options

There are no warrants or options outstanding to acquire any additional shares of common stock.

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The following Unaudited Pro Forma Combined Financial Statements of Neighborhood Connections, Inc. ("Neighborhood Connections") and JCG, Inc. ("JCG") gives effect to the merger between Neighborhood Connections and JCG under the purchase method of accounting prescribed by Accounting Principles Board Opinion No. 16, Business Combinations. These Pro Forma statements are presented for illustrative purposes only. The pro forma adjustments are based upon available information and assumptions that management believes are reasonable. The Unaudited Pro Forma Combined Financial Statements do not purport to represent what the results of operations or financial position of Neighborhood Connections would actually have been if the merger had in fact occurred on December 31, 2003 nor do they purport to project the results of operations or financial position of Neighborhood Connections for any future period or as of any date, respectively. The acquisition of JCG by Neighborhood Connections has been accounted for as a reverse acquisition under the purchase method for business combinations. The combination of the two companies is recorded as a recapitalization of Neighborhood Connections pursuant to which Neighborhood Connections is treated as the continuing entity.

These Unaudited Pro Forma Combined Financial Statements do not give effect to any restructuring costs or to any potential cost savings or other operating efficiencies that could result from the merger between Neighborhood Connections and JCG.

The financial statements for the year ended December 31, 2003 are derived from audited financial statements of both Neighborhood Connections, Inc. and JCG, Inc.

You should read the financial information in this section along with JCG's historical financial statements and accompanying notes in prior Securities and Exchange Commission filings on Form 10-KSB.

                       Neighborhood Connections, Inc.
                        (a Development Stage Company)
                 Unaudited Pro Forma Combined Balance Sheet
                              December 31, 2003


                        Neighborhood
                      Connection, Inc.    JCG, Inc.                 Pro Forma
                       (Nevada Corp.)  (Nevada Corp.)  Adjustments   balance
                       --------------  --------------  -----------  ---------
Assets

Current assets:
 Cash and equivalents  $        4,648  $            -  $         -  $   4,468
                       --------------  --------------  -----------  ---------
   Total current assets         4,648                            -      4,648
                       --------------  --------------  -----------  ---------
                       $        4,648  $            -  $         -  $   4,648
                       ==============  ==============  ===========  =========

Liabilities and Stockholders' Equity
Current liabilities:               -               -             -         -
                       --------------  --------------  -----------  ---------
  Total current
   liabilities                     -               -             -         -
                       --------------  --------------  -----------  ---------
Stockholders' (Deficit):

 Series A preferred stock,
 $0.001 par value, 5,000,000
 shares authorized, zero
 shares issued and
  outstanding                       -               -            -          -
Series B preferred stock,
 $0.001 par value, 5,000,000
 shares authorized, zero
 shares issued and
  outstanding                       -               -            -          -
Series C preferred stock,
 $0.001 par value, 5,000,000
 shares authorized, zero
 shares issued and
  outstanding                       -               -            -          -
 Common stock, $0.001
  par value, 60,000,000
  shares authorized,
  6,780,000 shares issued
  and outstanding               6,420             360            -      6,780
 Additional paid-in
  capital                      12,780             250            -     13,030
 (Deficit) accumulated
 during development stage     (14,552)           (610)           -    (15,162)
                       --------------  --------------  -----------  ---------
                                4,648               -            -      4,648
                       --------------  --------------  -----------  ---------
                       $        4,648  $            -  $         -  $   4,648
                       ==============  ==============  ===========  =========


  The accompanying notes are an integral part of these financial statements.

                        Neighborhood Connections, Inc.
                        (a Development Stage Company)
              Unaudited Pro Forma Combined Statements of Operations
                      For Period Ending December 31, 2003


                        Neighborhood
                      Connection, Inc.    JCG, Inc.                 Pro Forma
                       (Nevada Corp.)  (Nevada Corp.)  Adjustments   balance
                       --------------  --------------  -----------  ---------
Revenue                  $      1,050  $            -  $         -  $   1,050
                         ------------  --------------  -----------  ---------

Expenses:
 Organizational costs           1,311               -            -      1,311
 General & administrative
  expenses - related party          -               -            -          -
 General & administrative
  expenses                     11,564             610            -     12,174
                         ------------  --------------  -----------  ---------
 Total expenses                12,875             610            -     13,485
                         ------------  --------------  -----------  ---------

Net income (loss)        $    (11,825) $         (610) $         -  $ (12,435)
                         ============  ==============  ===========  =========
 Weighted average number
 of common shares
 outstanding                5,624,579         360,000            -  5,984,579
                         ============  ==============  ===========  =========

Net loss per share       $      (0.00) $        (0.00) $         -  $   (0.00)
                         ============  ==============  ===========  =========


  The accompanying notes are an integral part of these financial statements.

                                     Notes

Note 1

The acquisition has been accounted for as a reverse acquisition under the purchase method for business combinations. The combination of the two companies is recorded as a recapitalization of Neighborhood Connections, Inc. pursuant to which Neighborhood Connections, Inc is treated as the continuing entity.